Federated Capital Appreciation Fund
A Portfolio of Federated Equity Funds
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS R SHARES
INSTITUTIONAL SHARES

SUPPLEMENT TO SUMMARY PROSPECTUS and PROSPECTUS DATED DECEMBER 31, 2011
A Special Meeting of Shareholders of Federated Capital Appreciation Fund will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 AM (Eastern Time), on March 11, 2013, for the following purpose:
To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Equity Income Fund, Inc., would acquire all or substantially all of the assets of Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, in exchange for Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares of Federated Equity Income Fund, Inc. The Shares of Federated Equity Income Fund, Inc., held by Federated Capital Appreciation Fund would then be distributed to Federated Capital Appreciation Fund's Shareholders, pro rata, in complete liquidation and termination of Federated Capital Appreciation Fund.
December 13, 2012
Federated Capital Appreciation Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q451452 (12/12)